UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

289 Great Road, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.005 par value	PMD	NASDAQ

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 3, 2019. Psychemedics Corporation (the “Company”) held its Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on March 19, 2018, as supplemented by Supplement No. 1 dated March 25, 2019 and Supplement No. 2 dated April 8, 2019 (as so supplemented, the “Proxy Statement”).

Proposal No. 1. Election of Directors. The stockholders elected five directors to serve until the Company’s 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Raymond C. Kubacki	3,632,773	32,232	1,543,243
A. Clinton Allen	3,550,265	114,740	1,543,243
Harry Connick	3,278,760	386,245	1,543,243
Walter S. Tomenson, Jr.	3,274,247	390,758	1,543,243
Fred J. Weinert	2,747,030	917,975	1,543,243

Proposal No. 2. Advisory Vote on Executive Compensation. The stockholders approved a non-binding advisory resolution to approve executive compensation, as described in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
3,517,080	133,392	14,532	1,543,243

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
5,168,516	36,356	3,376	0

Proposal No. 4. 2006 Incentive Plan. Management’s proposal to approve the amendment and restatement of the Psychemedics Corporation 2006 Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
2,256,872	1,393,285	14,847	1,543,243

Proposal No. 5. Advisory Vote on Executive Compensation The stockholders voted, on an advisory (non-binding) basis, on the frequency of which the Corporation should hold future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes	Uncast
2,360,380	38,137	1,116,553	50,924	1,608,415	33,837

Based upon these results, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: May 9, 2019

	By:	/s/ Neil L. Lerner
Neil L. Lerner,
Vice President - Finance